UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ____)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Drilling Tools International Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! DRILLING TOOLS INTERNATIONAL CORPORATION 2026 Annual Meeting Vote by April 27, 2026 11:59 PM ET DRILLING TOOLS INTERNATIONAL CORPORATION 10370 RICHMOND AVENUE, SUITE 1000 HOUSTON, TEXAS 77042 V84241-P45758 You invested in DRILLING TOOLS INTERNATIONAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 28, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online, OR request a free paper or email copy of these materials by submitting a request prior to April 14, 2026. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If submitting a request by email, please include your control number (indicated below) in the subject line. Unless a request is made, you will not otherwise receive a paper or email copy of these materials. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 28, 2026 1:00 PM, Central Time Virtually at: www.virtualshareholdermeeting.com/DTI2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming annual stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1.To elect seven director nominees to the Board of Directors of Drilling Tools International Corporation: Nominees: 1a.  Curtis L. Crofford For 1b.  John D. “Jack” Furst  For 1c.  Ira H. Green, Jr. For 1d.  Daniel J. Kimes For 1e.  Eric C. Neuman For 1f.  R. Wayne Prejean For 1g.  Jeremy D. Thigpen For 2.To ratify the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V84242-P45758